INCOME (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2015
INCOME(LOSS) PER SHARE
Schedule of computation of basic and diluted net income (loss) per share

	For the Years Ended December 31,
	2013	2014	2015
	RMB	RMB	RMB
Numerator:
Net income (loss):	(152,214,030)	(93,145,437)	696,338,805
Accretion on convertible redeemable preferred shares to redemption value	(191,134,918)	(250,774,772)	—
Deemed contribution from preferred shareholders at extinguishment of convertible bonds	16,750,848	—	—
Deemed dividends to preferred shareholders at extinguishment of convertible bonds and promissory notes	(44,163,640)	—	—
Modification of warrants	(1,021,523)	—	—

Numerator for basic and diluted net income (loss) per share	(371,783,263)	(343,920,209)	696,338,805

Denominator:
Denominator for basic calculation-weighted average number of common shares outstanding	6,096,842	19,198,145	126,758,363
Dilutive effect of share options	—	—	1,593,216
Dilutive effect of restricted shares	—	—	52,298

Denominator for diluted income (loss) per share calculation	6,096,842	19,198,145	128,403,877

Basic net income (loss) per share attributable to the Company’s common shareholders	(60.98)	(17.91)	5.49
Diluted net income (loss) per share attributable to the Company’s common shareholders	(60.98)	(17.91)	5.42
Basic net income (loss) per ADS*	(121.96)	(35.82)	10.99
Diluted net income (loss) per ADS*	(121.96)	(35.82)	10.85

* The Company completed its IPO on November 18, 2014 and issued a total of 10,000,000 ADSs at a price of US$12.00 per ADS. Each ADS represents two Class A common shares. The net loss per ADS for the years ended December 31, 2013 and 2014 was calculated using the same conversion ratio assuming the ADSs had been in existence during these periods.